UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 25, 2006

RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 ENTERPRISE BOULEVARD, BOZEMAN, MT	59718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                  (406) 522-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On October 25, 2006, RightNow Technologies, Inc. (“RightNow” or the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2006.  A copy of the press release is furnished herewith as Exhibit No. 99.1.  The Company also has posted on its website supplemental financial data, as of October 25, 2006, a copy of which is furnished herewith as Exhibit No. 99.2.

The information contained in this report and in the exhibits attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The information contained in this report and in the exhibits attached to this report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Not Applicable.

(b)                                 Not Applicable.

(c)                                  Not Applicable.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit
99.1

Press Release, dated October 25, 2006, announcing RightNow Technologies, Inc.’s financial results for the third quarter ended September 30, 2006 (furnished herewith but not filed pursuant to Item 2.02).

99.2	Supplemental financial data of RightNow Technologies, Inc., as of October 25, 2006 (furnished herewith but not filed pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)

Dated: October 25, 2006	/s/ SUSAN J. CARSTENSEN
Susan J. Carstensen Chief Financial Officer, Vice President, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Press Release, dated October 25, 2006, announcing RightNow Technologies, Inc.’s financial results for the third quarter ended September 30, 2006 (furnished herewith but not filed pursuant to Item 2.02).

99.2	Supplemental financial data of RightNow Technologies, Inc. as of October 25, 2006 (furnished herewith but not filed pursuant to Item 2.02).